SCHEDULE 14C INFORMATION
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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CLICKER INC.
(Name of Registrant As Specified In Charter)

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CLICKER INC.
18952 MacArthur Blvd, Suite 210
Irvine, CA 92612

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Irvine, California
February 18, 2010

This information statement has been mailed on or about February 25, 2010 to the stockholders of record on February 18, 2010 (the “Record Date”) of CLICKER Inc., a Nevada corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of January 26, 2010.  The actions to be taken pursuant to the written consent shall be taken on or about March 17, 2010, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

By:	/s/ Albert Aimers
Albert Aimers Chairman of the Board

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED JANUARY 26, 2010

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated January 26, 2010, in lieu of a special meeting of the stockholders.  Such action will be taken on or about March 17, 2010:

1.           To Amend the Company's Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock at the ratio of 250 for 1;

2.           To elect two directors to the Company's Board of Directors, to hold office until their successors are elected and qualified or until their earlier resignation or removal; and

3.           To ratify the selection of Kabani & Company, Inc. as independent registered public accounting firm of the Company for the year ending August 31, 2010.

OUTSTANDING SHARES AND VOTING RIGHTS

On January 26, 2010, the Company’s board of directors and shareholders holding a majority of the voting power of the Company approved certain resolutions, including an amendment to the Company’s Certificate of Incorporation to effect a 1 for 300 reverse stock split.

As of January 26, 2010, the Company's authorized capitalization consisted of 300,000,000 shares of Common Stock, of which 155,729,507 shares were issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, as a result of stockholders who hold at least a majority of the voting rights of all outstanding shares of capital stock as of January 26, 2010, will have voted in favor of the foregoing proposals by resolution dated January 26, 2010; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement. The actions were approved by the written consent of the following shareholders: AMC Capital Group Inc., Painted Post Group, Inc., Lotus Funding Group, Inc., Thalia Woods Management, Inc., Tony Vu, Poli Bou, Tyson Le, Tom Hemingway and Hak Leng Sok (collectively, the “Majority Shareholders”).

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.  The Company anticipates that the actions contemplated herein will be effected on or about the close of business on March 17, 2010.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE A REVERSE STOCK SPLIT

On January 26, 2010, the board of directors of the Company approved an amendment, subject to shareholder approval, to the Company’s Articles of Incorporation, as amended, to effect a reverse stock split at the ratio of 300 for 1.  On January 26, 2010, the Majority Stockholders of the Company approved the same resolution as the board of directors. A form of the revised Articles of Incorporation section is attached hereto as Exhibit A. The Company currently has authorized capital stock of 300,000,000 shares and 155,729,507 shares of Common Stock are currently issued and outstanding.  Pursuant to the reverse stock split, the 155,729,507 shares of Common Stock outstanding (the “Old Shares”) would be automatically converted into approximately 519,099 shares of common stock (the “New Shares”).

Reverse Stock Split

The reason for the reverse stock split is to increase the per share stock price.  The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of its common stock would have greater liquidity and a stronger investor base.  No assurance can be given, however, that the market price of the New Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. The New Shares issued pursuant to the reverse stock split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of common stock, which may be issued.

The one for 300 reverse stock split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 300 for 1.  The authorized number of shares of common stock shall not be impacted by the reverse stock split.  Accordingly, as a result of the reverse stock split, the Company will have approximately 299,480,901 authorized unissued shares, which shares may be issued in connection with acquisitions or financings. There can be no assurance that the Company will be successful in making any such acquisitions or obtaining any such financings. In addition, the reverse stock split has potentially dilutive effects on each of the shareholders. Each of the shareholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

The reverse stock split will not alter any shareholder's percentage interest in the Company’s equity, except to the extent that the reverse stock split results in any of the Company’s shareholders owning a fractional share. No fractional shares shall be issued. In lieu of issuing fractional shares, the Company will issue to any stockholder who otherwise would have been entitled to receive a fractional share as a result of the reverse stock split an additional full share of its Common Stock. The principal effects of the reverse stock split will be that the number of shares of Common Stock issued and outstanding will be reduced and the Company's stated capital will be reduced proportionally while its additional paid-in capital will be increased proportionally.

In addition, commencing with the effective date of the reverse stock split, all outstanding options entitling the holders thereof to purchase shares of the Company’s common stock will entitle such holders to receive, upon exercise of their options, one-three hundredth of the number of shares of the Company’s common stock which such holders may purchase upon exercise of their options. In addition, commencing on the effective date of the reverse stock split, the exercise price of all outstanding options and warrants will be increased by 300 and the number of shares of common stock issuable upon conversion or exercise of such outstanding options and warrants will be decreased by 300.

Effective Date

The Reverse Split will become effective immediately upon the filing of Articles of Amendment to the Articles of Incorporation of the Company with the Office of the Secretary of State of Nevada.

Pursuant to Rule 14c-2 under the Exchange Act, the filing will be made at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on [   ], 2010.

This Information Statement will serve as written notice to stockholders pursuant to the Nevada Revised Statutes.

Effects of the Reverse Split

Voting Rights. Holders of Common Stock will continue to have one vote for each share of Common Stock owned after the Reverse Split. Consequently, the voting and other rights of the holders of the Common Stock will not be affected by the Reverse Split.

Number of Shareholders; Par Value and Authorized Shares. The number of shareholders of record will not be affected by the Reverse Split. The par value and authorized number of shares of Common Stock under the Company’s Articles of Incorporation will remain the same following the effective time of the Reverse Split.

Number of Shares Outstanding. The number of shares of Common Stock issued and outstanding will be reduced following the effective time of the Reverse Split. As a result of the Reverse Split, every 300 shares of Common Stock owned before the effective time of the Reverse Split will be converted automatically into one share of Common Stock, without any action on the part of the shareholders, subject to adjustment for fractional shares.

All fractional share amounts resulting from the Reverse Split will be rounded up to the next whole new share. In connection with the Reverse Split, our Board of Directors, in its discretion, may provide special treatment to certain shareholders to preserve round lot holders (i.e., holders owning at least 100 shares) after the Reverse Split.

Public Status; Reporting Requirements. There is currently no intention for the Company to go private, and the Reverse Split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the Reverse Split will not increase the risk of the Company becoming a private company in the future. The Company will continue to be subject to the periodic reporting requirements of the Exchange Act following the Reverse Split.

Issuance of Additional Shares. The number of authorized shares of Common Stock will continue to be 300,000,000 shares after the Reverse Split. However, the number of authorized but unissued shares of Common Stock effectively will be increased significantly by the Reverse Split because the 155,729,507 shares outstanding prior to the Reverse Split, approximately  51.9% of the 300,000,000 authorized shares, will be reduced to approximately 519,099 shares, approximately  0.17% of the 300,000,000 authorized shares upon the one-for-three hundred (1:300) reverse split. The effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Articles of Incorporation or Bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the Company through a transaction opposed by the Board of Directors. At this time, the Board of Directors does not have plans to issue any shares of Common Stock resulting from the effective increase in the number of our authorized but unissued shares generated by the Reverse Split.

Federal Income Tax Consequences

The Company will not recognize any gain or loss as a result of the Reverse Split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the Federal income tax consequences of the Reverse Split. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such shareholder resides. Shareholders are urged to consult their own tax advisers to determine the particular consequences of the Reverse Split to them.

The Company believes that the Federal income tax consequences of the reverse stock split to holders of common stock will be as follows:

(i)	Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii)	Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefor.

(iii)	Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

(iv)	The conversion of the Old Shares into the new shares will produce no taxable income or gain or loss to the Company.

(v)
The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE DISCUSSION IS A BRIEF SUMMARY OF THE EFFECTS OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE.

Distribution and Costs

The Company will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple shareholders sharing an address, unless contrary instructions are received from one or more of such shareholders. Upon receipt of a written request at the address noted above, the Company will deliver a single copy of this Information Statement and future shareholder communication documents to any shareholders sharing an address to which multiple copies are now delivered.

Absence of Dissenters’ Rights of Appraisal

Neither the adoption by the Board of Directors, nor the approval by the Majority Shareholders, of the Reverse Split provides shareholders any right to dissent and obtain appraisal of or payment for such shareholder’s shares under Section 78 of the Revised Nevada Statutes, the Articles of Incorporation or the Bylaws.

ELECTION OF DIRECTORS

On January 26, 2010, the Majority Stockholders of the Company elected Albert Aimers and Tom Hemingway to the Company’s Board of Directors for a term of one year. Following is information about each director, including biographical data for at least the last five years.

The Board is responsible for supervision of the overall affairs of the Company. During the year ended August 31, 2009, the Board of Directors held four board meetings to conduct business. The Board also approved certain actions by unanimous written consent.  The term of each director continues until the next annual meeting or until successors are elected. The directors are:

NAME	AGE	POSITIONS HELD
Albert Aimers	47	Chairman of the Board, Chief Executive Officer and Chief Financial Officer
Tom Hemingway	51	Director

Albert Aimers, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors

Albert Aimers was elected Chairman of the Board and Chief Executive Officer in January 2006 and Chief Financial Officer in September 2009. From 2003-2006, Mr. Aimers was President and CEO of Digital WallStreet, Inc. and the founder of Wallst.net and Financial Publishing company. From 1999-2003, Mr. Aimers was Chairman and one of the founders of iLive Inc (LIVE), a streaming media company. Mr. Aimers has been in the financial industry for over 15 years specializing in such areas as Merchant and Investment Banking, Mergers and Acquisitions, Investor Awareness and Investor Relations and Financial and Media Relations and Strategic Investor. Mr. Aimers was a former Board member of Envoy Communications (ECGI-NASDAQ). Mr. Aimers attended University of Guelph Ont (B.Sc) and also Wilfred Lauier University (Business) BBA.

Tom Hemingway, Director

Tom Hemingway became a director in November 2004. Mr. Hemingway is currently the Chairman and CEO of Redwood Investment Group, a position he has held since its inception. Since December 2006, Mr. Hemingway has been a Director of NextPhase Wireless, a next-generation connectivity company that specializes in delivering integrated Internet, voice and data communication solutions to its customers. Between December 2006 and June 2009, Mr. Hemingway was the Chief Operating Officer of NextPhase Wireless. Since June 2009, Mr. Hemingway has been the CEO and CFO of NextPhase Wireless.  Between 2004 and 2006, Mr. Hemingway was the Chief Executive Officer and Chairman of Oxford Media Corp., a developer of electronic digital distribution technology. Mr. Hemingway has also served as CEO and Chairman of Esynch Corporation (1998 to 2003), a publicly traded company, and Chairman and CEO of Intermark Corporation (1995 to 1998), a software developer and publisher in the entertainment markets. Prior, Mr. Hemingway was President and CEO of Omni Advanced Technologies and Intellinet Information Systems. In addition, Mr. Hemingway has been a consultant to several NASDAQ and privately held companies, including Smart House /LV, Great American Coffee Company (GACC), Redwood Investment Group, CBC, Pure Bioscience, and Smart OnLine. He has a Bachelor’s Degree from the State University of New York.

No family relationships exist between any of our executive officers or directors.

BOARD COMMITTEES

Audit Committee

In January 2006, the Board of Directors formed an Audit Committee. Currently Tom Hemmingway, an independent director, serves as the sole member of the Audit Committee. We are formulating and developing a formal written Audit Committee charter, however, the Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors. Mr. Hemingway has been identified by the Board as the Audit Committee financial expert.

The Audit Committee reviewed and discussed our audited financial statements as of and for the year ended August 31, 2009 with the Board of Directors. The Audit Committee reviewed and discussed with representatives of Kabani & Company, Inc., our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU §380). The Audit Committee has also received and reviewed the written disclosures and the letter from Kabani & Company, Inc. required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with Kabani & Company, Inc. their independence. Based on the review and discussions referred to in this paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10–K for filing with the SEC.

Compensation and Stock Option Committee

In January 2006, the Board of Directors formed a Compensation and Stock Option Committee. Currently, Tom Hemingway and Albert Aimers serve as its members. The Compensation and Stock Option Committee is formulating and developing a written charter for its members describing their functions and responsibilities, and procedures for the consideration and determination of executive and director compensation. This committee currently recommends to the Board of Directors policies under which compensation will be paid or awarded to our directors, officers and certain other personnel. Among other things, the committee recommends to the Board of Directors the amount of compensation to be paid or awarded to our directors, officers and other personnel, including salary, bonuses, stock option grants, other cash or stock awards under any of our incentive compensation and stock option plans as in effect from time to time, retirement and other compensation.

Nominating Committee

We do not currently have a Nominating Committee. Our entire Board of Directors acts as the Nominating Committee and evaluates and recommends nominees for membership on our Board of Directors and its committees. Our Board of Directors is responsible for (1) reviewing suggestions of candidates for director made by directors and others; (2) identifying individuals qualified to become Board members, and recommending the director nominees for the next annual meeting of stockholders; (3) recommending director nominees for each committee of the Board; (4) recommending corporate governance principles; and (5) overseeing the annual evaluation of the Board and management. There is no difference in the manner in which a nominee is evaluated based on whether the nominee is recommended by a stockholder or otherwise.

The Board of Directors determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. In addition to the foregoing considerations, the Board of Directors will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the Board. The Board of Directors considers these same criteria for candidates regardless of whether the candidate was identified by the Board of Directors, by stockholders, or any other source.

The Board of Directors considers qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the following information to the Board of Directors c/o Chief Executive Officer at the address indicated on the Notice of Annual Meeting of Stockholders. Any recommendations submitted to the Chief Executive Officer should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of the Company, if elected. As permitted by SEC rules, stockholders who wish to submit a proposal or nominate a person as a candidate for election to our Board of Directors at an annual meeting must follow certain procedures. These procedures require that timely, written notice of such proposal or nomination be received by our Chief Executive Officer at our principal executive offices prior to the first anniversary of the preceding year’s annual meeting.

The Board of Directors conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Board of Directors. This information is evaluated against the criteria set forth above and the Company’s specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Board of Directors determines which candidate(s) to recommend to the Board to submit for election at the next stockholder meeting. The Board of Directors uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during fiscal 2009, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

APPOINTMENT OF KABANI & COMPANY, INC.

The Board of Directors has appointed the firm of Kabani & Company, Inc. as the independent registered public accounting firm of the Company for the year ending August 31, 2010.  On January 26, 2010, the Majority Stockholders ratified the selection of Kabani & Company, Inc. as the independent registered public accounting firm of the Company for the year ending August 31, 2010.

Review of the Company's audited financial statements for the fiscal year ended August 31, 2009

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended August 31, 2009, for filing with the SEC.

Audit Fees

The aggregate fees billed by our auditor, for professional services rendered for the audit of our annual financial statements during the years ended August 31, 2009 and 2008, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years, were $48,000 and $48,000, respectively.

Audit-Related Fees

Our independent registered public accounting firm did not bill us during the fiscal years ended August 31, 2009 and 2008 for audit related services.

Tax Fees

Our independent registered public accounting firm did not bill us during the fiscal years ended August 31, 2009 and 2008 for tax related work.

All Other Fees

Our independent registered public accounting firm did not bill us during fiscal years ended August 31, 2009 or 2008 for other services.

The Board of Directors and Audit Committee have considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.  The Audit Committee requires that prior to the engagement of our principal accountant to audit our financial statements or to perform other Audit Related or Non-Audit Related services, the engagement be reviewed to consider the scope of services to be rendered and the expected fees to be charged by the principal accountant in connection with rendering such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of January 26, 2010.

-	by each person who is known by us to beneficially own more than 5% of our common stock;
-	by each of our officers and directors; and
-	by all of our officers and directors as a group.

Name	Number of Shares Beneficially Owned (1)		Percentage of Outstanding Shares (2)
Albert Aimers, Chairman and CEO	32,326,032	(3)(4)	20.62%
Tyson Le, Secretary	612,500	(5)	*
Tom Hemingway, Director	2,324,782		1.49%

Officers and Directors as a Group (5 individuals)	35,263,314	(6)	22.41%

* Less than 1%.

(1)
Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of January 26, 2010 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)	Based upon 155,729,507 shares issued and outstanding on January 26, 2010.
(3)	Shares are owned by AMC Capital Group, Inc., a corporation of which Mr. Aimers is an officer, director and shareholder.
(4)	Includes 1,012,500 shares issuable upon presently exercisable options.
(5)	Represents shares issuable upon presently exercisable options.
(6)	Includes 1,625,000 shares issuable upon presently exercisable options.

EXECUTIVE COMPENSATION

The following tables set forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending August 31, 2009 and 2008 exceeded $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year Ended August 31,	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings $	All Other Compensation $			Total ($)
Albert Aimers	2009	$295,000	$-	$20,000	(1)	$20,250	$-	$-	$73,750	(2)		$368,750
President and CEO	2008	$295,000	$-	$-		$-	$-	$-	$77,083	(2	)(3)	$372,083

Manu Ohri	2009	$140,156	$-	$20,000	(1)	$20,250	$-	$-	$21,717	(4)		$209,249
Chief Financial Officer	2008	$165,000	$-	$-		$40,916	$-	$-	$3,333	(3)		$209,249

(1)
The Board of Directors approved the quarterly compensation of our directors with $5,000 worth of restricted common shares valued at the closing market price of the common shares on first day of each month of each fiscal quarter. The quarterly compensation to the Board members became effective July 1, 2008.

(2)	Includes $73,750 being our contribution towards pension plan.
(3)	Includes $3,333 earned as director fees for attending Board meetings during the period July 1, 2008 to August 31, 2008.
(4)	Represents reimbursement for medical insurance and other expenses.

Employment Agreements with Executive Officers

Albert Aimers

Effective December 14, 2009, the Company entered into a new two year employment agreement with Albert Aimers, Chief Executive Officer.  Mr. Aimers is to receive a base salary of $325,000 per year with scheduled increases of 10% each year under the agreement.  In addition to bonus eligibility, medical insurance and other employee benefits, the Company will designate a class of Series A preferred stock which is to be non-convertible and which will be entitled to cast such number of votes equal to 51% of all votes cast at a meeting of all common shareholders.

Directors’ Compensation Policy

The Board of Directors approved the quarterly compensation of our directors with $5,000 worth of restricted common shares valued at the closing market price of the common shares on first day of each month of each fiscal quarter. The quarterly compensation to the Board members became effective July 1, 2008. We will also reimburse the Board members for their actual expenses in attending the Board meetings. The Board members did not receive any compensation during the year ended August 31, 2009.

Option/SAR Grants as of August 31, 2009

Name and Position	Number of Units
Albert Aimers, Chief Executive Officer	1,350,000
Manu Ohri, Chief Financial Officer (1)	1,350,000
Tyson Le, Secretary	550,000
Executives as a Group	3,250,000

(1)	Mr. Ohri resigned on August 28, 2009.

Outstanding Equity Awards at August 31, 2009

Option Awards						Stock Awards
Equity
Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market
								Awards:	or
			Equity			Number	Market	Number	Payout
			Incentive			of	Value of	of	Value of
		Number	Plan			Shares	Shares	Unearned	Unearned
	Number	of	Awards:			or Units	or Units	Shares,	Shares,
	of	Securities	Number			of	of	Units or	Units or
	Securities	Underlying	of			Stock	Stock	Other	Other
	Underlying	Unexercised	Securities	Underlying		That Have	That Have	Rights	Rights
	Unexercised	Options	Unexercised	Option		have	have	that	that
	Options	(#)	Unearned	Exercise	Option	Not	Not	Have Not	Have Not
	(#)	Unexer-	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	cisable	(#)	($)	Date	(#)	($)	(#)	($)
Albert Aimers	675,000	675,000	-	$0.015	12/20/2017	-	-	-	-
Tyson Le	200,000	-	-	$0.300	12/20/2017	-	-	-	-
Tyson Le	275,000	275,000	-	$0.015	12/20/2017	-	-	-	-
TOTAL	1,150,000	950,000

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the shares of our common stock that may be issued upon the exercise of options granted to employees under the 2007 Non-Qualified Stock Option Plan and the 2009 Non-Qualified Stock Option Plan, which were approved by the Board of Directors, and the 2007 Equity Incentive Plan approved by the Board of Directors and shareholders.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (1)

Equity compensation plan approved by security holders (1)	2,235,000	$0.23	765,000
Equity compensation plan approved by security holders (2)	2,375,000	$0.30	4,625,000
Equity compensation plan approved by security holders (3)	-	-	2,000,000
Total	4,610,000	$-	7,390,000

(1)
We established a non-qualified stock option plan pursuant to which options to acquire a maximum of 3,000,000 shares of our common stock were reserved for grant (the “2007 Non-Qualified Plan”).  As of August 31, 2009, included above in the 2007 Non-Qualified Plan are 635,000 shares issuable upon exercise of options granted to employees and directors, and 1,600,000 options granted to outside consultants for services rendered to our company.

(2)
We established an equity compensation plan pursuant to which options to acquire a maximum of 7,000,000 shares of our common stock were reserved for grant (the “2007 Equity Plan”).  As of August 31, 2009, included above in the 2007 Equity Plan are 2,375,000 shares issuable upon exercise of options granted to employees and directors.

(3)
We established a nonqualified stock option plan pursuant to which options to acquire a maximum of 2,000,000 shares of our common stock were reserved for grant (the “2009 Non-Qualified Plan”). As of August 31, 2009, no options under the 2009 Non-Qualified Plan were issued or outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 5% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended August 31, 2009, as filed with the SEC, excluding exhibits, is being mailed to shareholders with this Information Statement.  We will furnish any exhibit to our Annual Report on Form 10-K free of charge to any shareholder upon written request to Secretary, CLICKER Inc., 18952 MacArthur Blvd, Suite 210, Irvine, CA 92612.  The Annual Report is incorporated in this Information Statement. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

By Order of the Board of Directors,

By:	/s/ Albert Aimers
Albert Aimers Chairman of the Board

Irvine, California
February 18, 2010

EXHIBIT A

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
CLICKER INC.

The undersigned, being the Chief Executive Officer and Secretary of CLICKER INC., a corporation existing under the laws of the State of Nevada, do hereby certify under the seal of the said corporation as follows:

1.           The articles of incorporation of the Corporation is hereby amended by replacing Article IV, in its entirety, with the following:

“ARTICLE IV
CAPITALIZATION

The Corporation is authorized to issue two classes of stock.  One class of stock shall be Common Stock, par value $0.001.  The second class of stock shall be Preferred Stock, par value $0.001.  The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.  The outstanding shares of Common Stock shall be reverse split on a one-for-three hundred basis, effective as of the filing date of this Certificate of Amendment.  The number of authorized, but unissued shares and the par value per share shall not be affected by the reverse stock split. As of January 26, 2010, the Corporation had 155,729,507 shares of Common Stock issued and outstanding prior to the reverse split.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class
Common	$0.001	300,000,000
Preferred	$0.001	5,000,000
	Totals:	305,000,000	"

2.           The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation’s Board of Directors and a majority of the Corporation’s stockholders in accordance with the provisions of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Albert Aimers, its Chief Executive Officer, and Tyson Le, its Secretary, this __ day of ________, 2010.

CLICKER INC.

By:
Albert Aimers, Chief Executive Officer

By:
Tyson Le, Secretary